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                                                                EXHIBIT 10.7



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                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

                                    BETWEEN

                            SILVERLEAF RESORTS, INC.

                                      AND

                                 JIM OESTREICH






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                               TABLE OF CONTENTS

                                                                                                                     Page
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R E C I T A L S . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

A M E N D M E N T S . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 1.       Amendment of Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                 (a)      Base Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (b)      Bonus Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (c)      Additional Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 2.       Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 3.       Ratification and Confirmation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2





                                      (i)
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                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                         WITH SILVERLEAF RESORTS, INC.


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is made between SILVERLEAF RESORTS, INC., a Texas corporation ("Silverleaf"), and JIM OESTREICH (the "Employee").

                                R E C I T A L S:

A. Silverleaf and Employee have previously entered into that certain Employment Agreement dated effective as of December 30, 1997 (the "Employment Agreement"); and

B. Silverleaf and Employee now desire to amend certain terms of the Employment Agreement.

        NOW, THEREFORE, in consideration of the premises and terms hereinafter set forth, the parties agree as follows:

                              A M E N D M E N T S:

         SECTION 1. AMENDMENT OF COMPENSATION. The compensation provisions of the Employment Agreement are hereby amended as of the Effective Date of this First Amendment as follows:

                (a) BASE COMPENSATION: Section 3(a) of the Employment Agreement is hereby amended to provide base compensation computed at the annual rate of Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00), rather than Three Hundred Thousand and No/100 Dollars ($300,000.00).

                (b) BONUS COMPENSATION: Section 3(b) of the Employment Agreement is hereby amended to reduce the weekly commissions to two-tenths percent (0.2%), rather than one-half percent (1/2%).

                (c) ADDITIONAL STOCK OPTIONS: A new Section 3(g) is hereby added to the Employment Agreement to read as follows:

                         (g) ADDITIONAL STOCK OPTIONS. Employee shall be granted 25,000 additional Non-Qualified Stock Options pursuant to Silverleaf's 1997 Stock Option Plan, one-quarter of which will vest on the date which is one year after the grant and a like amount to vest on the same date during each of the three years which follow thereafter, such options to be exercised before a period of ten years from the date of grant, at the price of EIGHTEEN AND NO/100 Dollars ($18.00) per share of Silverleaf's $0.01 par value common stock, the grant date to be the same as the Effective date of the First Amendment to Employee's Employment Agreement.
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         SECTION 2.      EFFECTIVE DATE.  This First Amendment shall be
effective as of May 26, 1998.

         SECTION 3. RATIFICATION AND CONFIRMATION. Except as amended by this First Amendment, Silverleaf and Employee hereby ratify and confirm in all respects the terms and provisions of the Employment Agreement and agree to be bound thereby.

         Executed this 6th day of June, 1998.

                                       "SILVERLEAF"

                                       SILVERLEAF RESORTS, INC.


                                       By:  /s/ Robert E. Mead, CEO
                                          ----------------------------
                                            Authorized Officer

                                       "EMPLOYEE"


                                       /s/ Jim Oestreich
                                       -------------------------------
                                       JIM OESTREICH





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